                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          California Bancshares, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Merrill Corporation
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          CALIFORNIA BANCSHARES, INC.
                           100 PARK PLACE, SUITE 140
                              SAN RAMON, CA 94583
                                 (510) 743-4200

                                                                  April 11, 1995

Dear Stockholder:

    You are cordially invited to attend the annual meeting of California Bancshares, Inc. ("CBI"), which will be held at the San Ramon Marriott, 2600 Bishop Drive, San Ramon, California, on Wednesday, May 17, 1995 at 5 p.m. We look forward to your attendance.

    The enclosed Notice of Meeting and Proxy Statement explain the matters to be acted upon at the annual meeting of stockholders. Please carefully read these materials and complete, date, sign, and return the enclosed proxy. WHETHER YOU PLAN TO COME TO THE MEETING OR NOT, YOUR REPRESENTATION AND VOTE ARE IMPORTANT, AND YOUR SHARES SHOULD BE VOTED.

    Thank you for your continued support.

                                          Sincerely,

                                          DONALD J. GEHB
                                          CHAIRMAN OF THE BOARD

                          CALIFORNIA BANCSHARES, INC.
                           100 PARK PLACE, SUITE 140
                              SAN RAMON, CA 94583
                                 (510) 743-4200

                            ------------------------

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 17, 1995
                            ------------------------

    Notice is hereby given that the annual meeting of stockholders of California Bancshares, Inc. ("CBI"), will be held at the San Ramon Marriott, 2600 Bishop Drive, San Ramon, California, on May 17, 1995, at 5:00 p.m. (local time) for the following purposes:

    1. to elect a board of twelve directors to hold office until the next annual meeting of stockholders and until their respective successors shall have been elected;

    2.  to transact such other business as may properly come before the meeting.

    Only stockholders whose names appeared of record on the books of CBI at the close of business on March 24, 1995, will be entitled to notice of and to vote at the annual meeting on May 17, 1995, and at any adjournments thereof.

    You are cordially invited to attend the annual meeting. However, in the event you are unable to attend the annual meeting, you are urged to complete, sign, date and return as promptly as possible the proxy submitted herewith in the return envelope provided for your use. The giving of such proxy will not affect your right to revoke such proxy or to vote in person should you later decide to attend the annual meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          DIANE MIETZEL,
                                          SECRETARY

Dated: April 11, 1995
San Ramon, California

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED.

               MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 11, 1995

                               PROXY STATEMENT OF
                          CALIFORNIA BANCSHARES, INC.
                           100 PARK PLACE, SUITE 140
                          SAN RAMON, CALIFORNIA 94583
                                 (510) 743-4200

    This Proxy Statement is being furnished to the stockholders of California Bancshares, Inc. ("CBI") in connection with the solicitation of proxies by the Board of Directors of CBI to be used in voting at the annual meeting of stockholders of CBI to be held on May 17, 1995 (the "Meeting"). This proxy statement is first being mailed to holders of CBI Common Stock on or about April 11, 1995.

    The Meeting has been called to elect directors and to consider such other business as may be properly presented.

    CBI has fixed the close of business on March 24, 1995 as the record date for determining persons entitled to notice of and to vote at the Meeting. At the close of business on March 24, 1995, there were outstanding and entitled to vote 9,984,120 shares of CBI Common Stock. Each share is entitled to one vote on each matter properly brought before the meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of the directors.

    Stockholders of CBI may use the enclosed proxy if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, as recommended by the Directors. The execution of a proxy will not affect the right to attend the Meeting and vote in person. A person who has given a proxy may revoke it any time before it is exercised at the Meeting by filing with the Secretary of CBI a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at such Meeting will not, by itself, revoke a proxy.

    The accompanying proxy is being solicited by the Board of Directors of CBI. CBI will bear the entire cost of solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of CBI Common Stock beneficially owned by others to forward to such beneficial owners.

    CBI may reimburse such persons representing beneficial owners of its shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of CBI who will not be additionally compensated therefor.

              The date of this Proxy Statement is April 11, 1995.

                             ELECTION OF DIRECTORS

    The Bylaws of CBI provide that CBI shall have twelve directors who will be elected each year at the annual meeting of stockholders by a vote of the stockholders. All directors elected at the 1995 annual meeting shall hold office until the next annual meeting of CBI and until their successors are elected and have qualified as directors. The twelve nominees for director who receive the greatest number of votes will be so elected.

    Unless authority to vote for directors is withheld, it is intended that shares represented by proxies in the accompanying form will be voted for the election of the persons listed herein, or if any such persons shall unexpectedly become unable or unwilling to accept nomination or election, for the election of such other person, if any, as the nominating committee may recommend in his place. Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth below, if any such nomination is made, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for the nominees of the Board of Directors. If persons other than the persons listed herein are nominated to serve on the Board of Directors, such other nominations may only be made in accordance with Article IV, Section 6 of the Bylaws of CBI, which requires that notification of such nomination be made in writing and delivered or mailed to the President of CBI, not less than 14 nor more than 50 days prior to any meeting of stockholders called for the purpose of electing members of the Board of Directors, except that if less than 21 days' notice of the annual meeting is given to stockholders, such nomination may be mailed or delivered to the President of CBI not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Nominees for the Board of Directors must meet the qualifications specified in Article IV of the Bylaws of CBI which include provisions prohibiting the election as a director of any person who has a conflict of interest, as determined by counsel for CBI upon any challenge to any nominee, which would prevent such person from acting in the best interests of CBI or any person who is a director, officer or employee of any other bank or bank holding company. The Board of Directors has no reason to believe that any of the nominees listed herein will be unwilling to serve as directors of CBI or will fail to meet the qualifications specified in Article IV of the Bylaws of CBI.

    CBI owns or controls ten banking subsidiaries: Alameda First National Bank, Bank of Livermore, The Bank of Milpitas, N.A., The Bank of San Ramon Valley, Commercial Bank of Fremont, Community First National Bank, Concord Commercial Bank, Lamorinda National Bank, Modesto Banking Company and Westside Bank. It also has three non-banking subsidiaries: CBI Mortgage, Island Bancorp. Leasing, Inc. and LNB Corp. Collectively, the above companies are referred to herein as the "Subsidiaries." All of the nominees are presently directors of CBI and of its Subsidiaries.

                      INFORMATION WITH RESPECT TO NOMINEES

    Set forth below are the names and ages of the nominees, the principal occupations at present and for the past five years of each nominee, certain directorships held by each, and the year since which the nominee has been continuously a director of CBI. Except as otherwise indicated below, each nominee has been engaged in the indicated principal occupation or employment for more than the past five years. All of the nominees have previously stood for election by the stockholders of CBI. The information set forth in the following table has been furnished to CBI by the respective nominees for directors.

                                                                YEAR FIRST ELECTED DIRECTOR, POSITION AND
                                                                  OFFICES WITH CBI AND ITS SUBSIDIARIES,
               NAME                  AGE                      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
- - -----------------------------------  ---------------------------------------------------------------------------------------------

DALE C. ADAMS                        53 Director of CBI (1991-present). Attorney at law and partner in the law firm of Boatwright,
                                        Adams and Bechelli.

HARRY A. AVILA                       56 Director  of CBI (1991-present).  President of Essanay Property  Management, a real estate investment firm.

WAYNE W. BENNETT                     46 Director of CBI (1991-present). Certified Public Accountant.

RICHARD J. CLANCY                    62 Director of CBI (1991-present). Chairman and CEO of Security Pacific Real Estate.

JOSEPH P. COLMERY                    41 Director, President and  CEO of CBI  (1991-present). President and  CEO of  Mission-Valley
                                        Bancorp (1987-1991).

KEITH S. FRASER                      58 Director  of CBI  (1988-present). Attorney at  law and partner  in the law  firm of Varni,
                                        Fraser, Hartwell & Rodgers.

DONALD J. GEHB                       63 Director and  Chairman of  CBI (1991-present),  and  Director, President  and CEO  of  CBI
                                        (1971-1991).

THOMAS F. MATTHEWS                   64 Director of CBI (1990-present), co-publisher of Tracy Press, newspaper.

JAMES L. McKENNA, JR.                59 Director  of  CBI  (1984-present).  Certified  public accountant,  and  a  partner  in the accounting firm of Kimbell, McKenna & von Kaschnitz.

RALPH N. MENDELSON                   64 Director of CBI  (1971-present). Attorney,  of counsel  for the  law firm  of Mendelson  &
                                        Brown, a partnership composed of professional corporations and individuals.

HARRY R. SHEPPARD                    58 Director  of CBI  (1991-present). Attorney  at law and  partner in  the law  firm of Bell,
                                        Sheppard and Faria.

A. STEVE SIMI                        61 Director of  CBI (1976-present).  President of  Cochran &  Celli and  Connell,  automobile dealerships.

                         STOCK OWNERSHIP OF MANAGEMENT

    The following table sets forth information as of March 7, 1995, as to the shares of CBI Common Stock beneficially owned by the persons named under "INFORMATION WITH RESPECT TO NOMINEES," executive officers listed in the Summary Executive Compensation Table and all directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power, or investment and voting power is shared with the spouse of the person, with respect to the shares shown. Ownership information is based upon information furnished by the respective individuals.

                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                    ---------------------------------------------
                                     NUMBER OF SHARES       OPTIONS
TITLE OF                             OF COMMON STOCK      EXERCISABLE              PERCENT
 CLASS    NAME OF BENEFICIAL OWNER  BENEFICIALLY OWNED   WITHIN 60 DAYS    TOTAL   OF CLASS
- - --------  ------------------------  ------------------   --------------   -------  --------
          NOMINEES:
 Common   Dale C. Adams                   20,073             10,140        30,213    *
 Common   Harry A. Avila                  31,681              2,000        33,681    *
 Common   Wayne W. Bennett                18,470             10,140        28,610    *
 Common   Richard J. Clancy               24,508             10,140        34,648    *
 Common   Joseph P. Colmery               50,205            107,500       157,705    1.6
 Common   Keith S. Fraser                 21,232             10,140        31,372    *
 Common   Donald J. Gehb                  66,694              5,000        71,694    *
 Common   Thomas F. Matthews              20,942              5,489        26,431    *
 Common   James L. McKenna, Jr.           51,214              8,512        59,726    *
 Common   Ralph N. Mendelson              46,951              2,000        48,951    *
 Common   Harry R. Sheppard               26,806              2,872        29,678    *
 Common   A. Steve Simi                   65,588              2,000        67,588    *

          EXECUTIVE OFFICERS:
 Common   John W. Larsen                   5,931             19,500        25,431    *
 Common   Vincent M. Leveroni              9,777              4,500        14,277    *
 Common   James A. Mayer                   1,731             10,200        11,931    *

All directors and executive
 officers as a group (18
 individuals)                            496,633            213,733       710,366    7.0

- - ------------------------
* Less than 1% of total outstanding.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information for the last three fiscal years regarding the compensation earned by or accrued for the account of the chief executive officer and the other four most highly paid executive officers of CBI during 1994.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                                                     LONG TERM
                                                                                                  COMPENSATION (2)
                                                                                 ANNUAL           ----------------
                                                                            COMPENSATION (1)         SECURITIES       ALL OTHER
                                                                         ----------------------      UNDERLYING      COMPENSATION
                   NAME AND PRINCIPAL POSITION                     YEAR  SALARY ($)   BONUS($)      OPTIONS (#)         ($)(3)
- - -----------------------------------------------------------------  ----  ----------   ---------   ----------------   ------------
Joseph P. Colmery,                                                 1994   $ 200,000   $ 337,730       --               $ 6,190
 President and Chief Executive Officer of CBI                      1993     200,000     171,410       --                 4,509
                                                                   1992     150,000     127,980       --                 6,999
Donald J. Gehb,                                                    1994     140,383      25,000       --                 8,999
 Chairman of the Board of CBI                                      1993     190,020      57,006        20,000            7,522
                                                                   1992     190,020      57,006       --                10,950
John W. Larsen,                                                    1994     119,166      55,000         4,500            5,518
 Executive Vice President and Chief Credit Administrator of CBI    1993     114,162      30,244         4,500            4,041
                                                                   1992     108,324      22,658         4,500            4,383
Vincent M. Leveroni,                                               1994     112,666      61,000         4,500            5,242
 Executive Vice President and Chief Financial Officer of CBI       1993     105,498      35,827         4,500            3,765
                                                                   1992     100,780      23,795         4,500            3,614
James A. Mayer,                                                    1994     109,668      37,050         3,000            5,125
 Executive Vice President and Bank Operations Administrator of     1993      99,580      25,999         3,000            3,879
 CBI                                                               1992      95,834      26,325         2,500            3,311

- - ------------------------
(1) Other annual compensation, which may include the personal use of a company car or a car allowance and payment of country club dues, is less than 10% of the total annual salary and bonus of the individual.

(2) CBI did not have any restricted stock awards or long term incentive payouts in the years 1992 through 1994.

(3) Includes annual contributions to CBI's profit sharing/salary deferral plan, and the dollar value of any insurance premium paid by CBI with respect to term life insurance for the benefit of the individual for insurance in excess of $50,000.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding stock options issued by CBI during 1994 to the chief executive officer and the other four most highly paid executive officers of CBI.

                                                                                                                      POTENTIAL
                                                                                                                     REALIZABLE
                                                                               INDIVIDUAL GRANTS                  VALUE AT ASSUMED
                                                                -----------------------------------------------    ANNUAL RATES OF
                                                                  NO. OF     % OF TOTAL                                 STOCK
                                                                SECURITIES    OPTIONS                                   PRICE
                                                                UNDERLYING   GRANTED TO   EXERCISE                APPRECIATION FOR
                                                                 OPTIONS     EMPLOYEES    OR BASE                    OPTION TERM
                                                                 GRANTED     IN FISCAL     PRICE     EXPIRATION   -----------------
                                                                   (#)          YEAR       ($/SH)       DATE      5% ($)   10% ($)
                                                                ----------   ----------   --------   ----------   -------  --------
Joseph P. Colmery.............................................     -0-          -0-         -0-
Donald J. Gehb................................................     -0-          -0-         -0-
John W. Larsen................................................    4,500         4.6        15.50      03/23/04    $43,965  $110,925
Vincent M. Leveroni...........................................    4,500         4.6        15.50      03/23/04     43,965   110,925
James A. Mayer................................................    3,000         3.1        15.50      03/23/04     29,310    73,950

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS

    The following table sets forth certain information regarding stock options exercised during 1994 and held at the end of 1994 by the chief executive officer and the other four most highly paid executive officers of CBI.

                                                                                                      NO. OF
                                                                                                    SECURITIES        VALUE OF
                                                                                                    UNDERLYING       UNEXERCISED
                                                                                                    UNEXERCISED     IN-THE-MONEY
                                                                                                  OPTIONS/SARS AT  OPTIONS/SARS AT
                                                                                                    FY-END (#)       FY-END ($)
                                                                                                  ---------------  ---------------
                                                                 SHARES ACQUIRED      VALUE        EXERCISABLE/     EXERCISABLE/
                                                                 ON EXERCISE (#)   REALIZED ($)    UNEXERCISABLE    UNEXERCISABLE
                                                                 ---------------   ------------   ---------------  ---------------
Joseph P. Colmery..............................................        -0-             -0-          107,500/-0-      777,350/-0-
Donald J. Gehb.................................................        -0-             -0-         5,000/15,000     27,500/82,500
John W. Larsen.................................................        -0-             -0-         17,700/10,800    87,045/37,800
Vincent M. Leveroni............................................        -0-             -0-         2,700/10,800     11,700/37,800
James A. Mayer.................................................        -0-             -0-          9,100/6,900     41,400/24,075

                      PROFIT SHARING/SALARY DEFERRAL PLAN

    CBI and its Subsidiaries have a profit sharing/salary deferral plan which covers substantially all employees with one year of continuous service. Contributions to the profit sharing portion of the plan, which cannot be in excess of 15% of the compensation of all participants in the plan, are made at the discretion of the Board of Directors. In the salary deferral portion of the plan, CBI matches one-half of the employees' 401(k) plan contributions up to two percent of their compensation. Contributions to the profit sharing portion of the plan, when made to the plan, are allocated among the employee participants in proportion to the ratio of that employee's compensation to the compensation of all of the employees who are participants. In both portions of the plan, compensation is defined as the employee's salary, wages, bonuses, commissions, incentive compensation, and overtime, subject to an overall limit per employee of $103,050. Amounts accrued and deferred under the plan during fiscal years 1992 through 1994 for the accounts of the individuals named in the Summary Executive Compensation Table are reflected in "All Other Compensation."

                           COMPENSATION OF DIRECTORS

    CASH COMPENSATION. During 1994, each of the directors, with the exception of Messrs. Gehb and Colmery, received a director's fee of $21,600 per year from CBI for their service as directors. No additional fees were paid to the directors for services or attendance at regular or special meetings of the Board of Directors of CBI or its Subsidiaries. Each director received a fee for attending meetings of the committees of CBI on which he serves. The fee was $200 per meeting, except with regard to the Credit Policy Committee, for which the fee was $600 per meeting. Effective January 1, 1995, Mr. Gehb will receive director and committee fees.

    DIRECTOR RETIREMENT BENEFITS. In June 1991, CBI entered into a Directors' Retirement Agreement with each of its retired directors and directors who then had vested benefits under its Directors' Retirement Plan, which was terminated at that time. The Directors' Retirement Agreement provides that the amount of the payments to each director shall be based on the retirement benefits accrued under the Directors' Retirement Plan at that time. The amount of the retirement payments for Ralph N. Mendelson and A. Steve Simi, who are current directors of CBI, will be $994.50 per month. The same amount is being paid to one retired director of CBI and will be paid to another retired director when he becomes eligible in May, 1995. The amount of the retirement payments for James L. McKenna, Jr., who is also a current director of CBI, will be $696.15 per month. The remaining directors of CBI are not vested and will not be entitled to receive any payments under the Directors' Retirement Agreement. The agreement also provides that in the event CBI enters into an agreement providing for (i) a merger in which CBI will not be the surviving corporation, (ii) a transfer of all or substantially all of the assets of CBI, or (iii) any other corporate reorganization in which there is a change in ownership of more than 50% of the outstanding shares of CBI Common Stock, then CBI must give each director who is a party to the agreement notice of such impending event and each director may elect to require that CBI purchase at its own expense and deliver to each director (or such director's designee) an annuity contract providing for payment when due of all future benefits owed to such director.

                          TRANSACTIONS WITH DIRECTORS,
                         EXECUTIVE OFFICERS AND OTHERS

    Some of CBI's directors and executive officers, and corporations and partnerships of which some of CBI's directors are directors, officers or partners, have had transactions in the ordinary course of business with CBI or its Subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

    Since January 1, 1994, neither CBI nor any of its subsidiaries has entered into any transaction or series or related transactions in which the amount involved exceeded $60,000 and in which any director, executive officer, nominee for director or member of the immediate family of any of the foregoing persons had any direct or indirect material interest.

    During 1994, separate employment agreements were in effect between CBI and Donald J. Gehb, Joseph P. Colmery, John W. Larsen and Vincent M. Leveroni, pursuant to which each was bound to serve in his current capacity at the following annual salary, exclusive of any profit sharing plans, and any other employee benefit programs established by the Board of Directors. The earliest date on which the agreement will or may expire is shown in parentheses. Mr.
Gehb:  $100,000 in  1995, and  $60,000 in  1996 and  1997 (expires  December 31,
1997); Mr. Colmery: $200,000 (expires  December 31, 1996); Mr. Larsen:  $120,000
(expires at either party's election June 30, 1995 or will be renewed for one year); and Mr. Leveroni: $115,000 (expires at either party's election June 30, 1995 or will be renewed for one year). Mr. Colmery's agreement provides for bonus of 1.5% of CBI's pretax profits if CBI's return on average assets is .75%, and an additional .01% of CBI's pretax profits for every one hundredth of a percentage point by which CBI's return on average assets exceeds .75%, up to a maximum of $600,000 or 2.5% of CBI's pretax profits, whichever is lower. Each employment agreement currently in effect provides that, if a person, firm or corporation acquiring control of CBI seeks to vary the terms of the employment agreement, transfers the executive to an area outside the county or counties in which he currently works, unduly harasses him, or seeks to terminate the benefits and privileges provided for him under his employment agreement, then the executive shall be entitled to receive an amount equal to the compensation required by the terms and conditions of the employment agreements, but in no event less than his monthly compensation, including bonuses and contributions to benefit and pension plans, for a period of 36 months for Messrs. Colmery and Gehb and 12 months for Messrs. Larsen and Leveroni from the effective date of the acquisition of CBI. In connection with involuntary terminations other than in the context of a change in control of CBI, the salary of Mr. Colmery and Mr. Gehb will continue until the earlier of his subsequent employment elsewhere or 12 months from the date of termination.

    In 1994, CBI and its subsidiaries paid fees for legal services to the law firm of Mendelson & Brown. Ralph N. Mendelson, Inc. a professional corporation, is one of the partners of this firm. Ralph N. Mendelson, a director of CBI and certain of its subsidiaries, was an officer and sole shareholder of Ralph N. Mendelson, Inc. Fees paid to this firm in 1994 did not exceed five percent of such firm's gross revenues for its last full fiscal year. Ralph N. Mendelson and Mendelson & Brown have continued to render legal services for CBI and its subsidiaries for which its is expected that payment will be made in 1995.

                         COMPENSATION COMMITTEE REPORT

    The Human Resources Committee hired a nationally recognized firm in compensation planning to review CBI's compensation policies for officers. Based upon this review, CBI set up a compensation program that features:

    - Base salary ranges that reflect both competitive market levels and the role of key jobs in CBI. Base salaries will be reviewed annually based on the results of the individual, the results of CBI, and changes in average salaries paid by our peers.

    - Competitive annual incentive bonus amounts consistent with salary levels and tied closely to performance of CBI, the subsidiary, and the individual. For 1994, generally 35% of the bonus for an officer was based on return on assets for CBI or for the subsidiary and 65% was based upon the attainment of CBI, subsidiary and/or individual goals (e.g., loan/deposit growth, increase in service charge income, etc.).

    - The total of base salary and incentive bonuses will be targeted at five percent over median peer group total cash compensation levels. The range for base salary plus incentive bonuses can extend up to the 75th percentile of peer group total cash compensation.

    - Stock option grant guidelines for annual grants consistent with peer group practice.

    Compensation for Joseph P. Colmery, President and Chief Executive Officer, is determined by an employment agreement which became effective in 1993. Mr. Colmery's base compensation for 1994 was $200,000 and his bonus is 1.5% of CBI's consolidated pretax profits if CBI's return on average assets is .75% and an additional .01% of CBI's pretax profits for every one hundredth of a percentage point by which CBI's return on average assets exceeds .75%, up to a maximum of $600,000 or 2.5% of CBI's pretax profits, whichever is lower. Mr. Colmery's bonus for 1994 was $337,730.

    In 1994, a new provision of the Internal Revenue Code went into effect which denies tax deductibility of nonperformance-based compensation in excess of $1,000,000 paid by a public company in any year to the Chief Executive Officer or any of the other four most highly paid executive officers. CBI does not anticipate triggering these provisions in the foreseeable future.

                           HUMAN RESOURCES COMMITTEE

A. STEVE SIMI, CHAIRMAN       JAMES L. MCKENNA        DONALD J. GEHB
RICHARD J. CLANCY             HARRY R. SHEPPARD       JOSEPH P. COLMERY

                     PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph sets forth the cumulative total stockholders' return to CBI's stockholders during the five-year period ended December 31, 1994, as compared to an overall stock market performance index (Standard & Poor's 500 Index) and CBI's peer group (Montgomery Securities' California Independent Bank Proxy) during the same period:

              CALIFORNIA BANCSHARES, INC. STOCK PRICE PERFORMANCE

                                                            1989       1990       1991       1992       1993       1994
California Bancshares                                        100.00      60.05      45.77      47.91      74.06      86.50
California Independent Bank Proxy                            100.00      87.47      83.46      82.46      98.04     103.01
S&P 500                                                      100.00      93.44     118.02     123.29     131.99     129.96

Source: Montgomery Securities WESTERN BANK MONITOR
- - ------------------------
(1) Assumes $100 invested on December 31, 1989 and assumes reinvestment of dividends.

    The above graph, which is required by the Securities and Exchange Commission
(SEC), indicates that CBI's total stockholder return has been low from 1989 - 1994 in comparison to its peer group based on starting stock prices at December 31, 1989. However, as the following graph indicates, CBI's price/book value ratio in 1989 was considerably higher than its peer group. In 1990 CBI's price/book value ratio moved more in line with its peers. Since 1992 CBI's stock performance as measured by price/book value has exceeded the peer group. The lower comparative return illustrated in the above chart results only because we are required to use December 31, 1989 as the starting point.

                  CALIFORNIA BANCSHARES, INC. PRICE/BOOK VALUE

                                                            1989       1990       1991       1992       1993       1994
California Bancshares                                          2.49       1.31       0.93       0.90       1.29       1.44
California Independent Bank Proxy                              1.78       1.22       1.15       1.02       1.13       1.15

Source: Montgomery Securities WESTERN BANK MONITOR

                  CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

    BOARD PARTICIPATION. During 1994, the Board of Directors met 13 times for regularly scheduled and special meetings. During 1994, each director attended 75 percent or more of the aggregate of the total number of meetings of the Board of Directors and each committee on which the director sits.

    DESCRIPTION OF  COMMITTEES.    The  Board  of  Directors  has  an  Executive
Committee, Audit Committee, Nominating Committee, Credit Policy Committee, Human Resources Committee, Compliance Committee, and Stock Option Committee.

    The Executive Committee is authorized by CBI's By-laws to exercise all of the powers and authority of the Board of Directors, except for certain major actions including the declaration of dividends, creation and composition of committees, approval of agreements other than in the ordinary course of business, amendment of charter documents and Board resolutions, and selection of outside counsel and accountants. The members of the Executive Committee were Wayne W. Bennett, Joseph P. Colmery, Donald J. Gehb, James L. McKenna, Harry R. Sheppard and A. Steve Simi. During 1994, the Executive Committee met 5 times.

    The Audit Committee reviews or causes to be reviewed, in accordance with procedures approved by the Board of Directors, all reports of examination of CBI and its Subsidiaries made by regulatory authorities, and makes or causes to be made in accordance with procedures approved by the Board, internal examinations and audits of the affairs of CBI and its Subsidiaries. The committee regularly reports to the Board its findings, conclusions and recommendations, if any, relating to the adequacy of internal audit controls and procedures as well as the administration of the affairs of CBI and its Subsidiaries in their corporate or fiduciary capacities, in accordance with applicable laws, regulations and sound financial accounting principles. The members of the Audit Committee were Harry A. Avila, Keith S. Fraser, Thomas F. Matthews and Ralph N. Mendelson. During 1994, the Audit Committee met 4 times.

    The Nominating Committee consists of the entire Board of Directors. The Nominating Committee is authorized to nominate candidates for election to the Board of Directors. The Nominating Committee will consider, but will not be under any obligation to accept, recommendations for nominees from stockholders who comply with the requirements described in "ELECTION OF DIRECTORS." The Nominating Committee met one time in 1994.

    The Board of Directors appoints the Human Resources Committee, which administers employee compensation and incentive programs. The Human Resources Committee engages professional consulting services in the personnel compensation and benefit areas when needed. The members of the Human Resources Committee, which met 6 times in 1994, were Richard J. Clancy, Joseph P. Colmery, Donald J. Gehb, James L. McKenna, Harry R. Sheppard and A. Steve Simi. The Stock Option Committee, a subcommittee of the Human Resources Committee consisting of Messrs. Clancy, McKenna, Sheppard and Simi, administers the Incentive Plan and Directors' Option Plan.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Human Resources Committee performs functions typically associated with a compensation committee. Messrs. Colmery and Gehb serve on this committee and also serve as officers of CBI. They abstain from voting on matters which concern their own compensation.

                          INDEPENDENT PUBLIC AUDITORS

    The Board of Directors has selected the firm of KPMG LLP, independent public auditors, to examine and express an opinion on its consolidated financial statements for the year ending December 31, 1995. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

    Services performed by KPMG LLP for the year ended December 31, 1994, consisted of their examinations of the consolidated financial statements of CBI and its subsidiaries, consultation on financial, accounting, taxation, and reporting matters, and services related to filings with the Securities and Exchange Commission ("SEC").

                            SECTION 16(A) COMPLIANCE

    Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations, CBI's directors, certain officers and greater than 10% stockholders are required to file reports of ownership and changes in ownership with the SEC and to furnish CBI with copies of all such reports they file. Based solely on its reviews of copies of such reports received or written representations from certain reporting persons, CBI believes that during 1994 all filing requirements applicable to its directors and officers were satisfied. To the best of its knowledge, CBI has no stockholders who beneficially own more than 10% of CBI Common Stock.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented at the meeting other than those set forth in the Notice of Annual Meeting. If any other matters properly come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

                            STOCKHOLDERS' PROPOSALS

    To be considered for inclusion in CBI's proxy statement and form of proxy relating to the annual meeting of stockholders to be held in 1996, a stockholder's proposal must be received at the offices of CBI, 100 Park Place, Suite 140, San Ramon, CA 94583, not later than December 12, 1995.

    Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a stockholder meeting. Stockholder proposals are subject to regulation under federal securities laws.

                                          By Order of the Board of Directors

                                          Diane Mietzel
                                          SECRETARY

                          CALIFORNIA BANCSHARES, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1995

    The undersigned holder of Common Stock of California Bancshares, Inc. ("CBI") hereby appoints JAMES L. McKENNA, JR., and HARRY R. SHEPPARD, and each of them, the proxies of the undersigned with full powers of substitution, to represent and vote all shares of common stock of CBI held of record by the undersigned as of the close of business on March 24, 1995, at the annual meeting of stockholders of CBI, to be held at the San Ramon Marriott, 2600 Bishop Drive, San Ramon, California, on Wednesday, May 17, 1995, at 5:00 p.m. (local time) and at any adjournment or postponement of said meeting, with all the powers the undersigned would possess if personally present, as follows:

    1. ELECTION OF DIRECTORS.        FOR all nominees listed below                 WITHHOLD AUTHORITY to vote for all nominees
                                     (except as marked to the contrary below) / /  below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

 Dale C. Adams, Harry A. Avila, Wayne W. Bennett, Richard J. Clancy, Joseph P.
                   Colmery, Keith S. Fraser, Donald J. Gehb,
    Thomas F. Matthews, James L. McKenna, Jr., Ralph N. Mendelson, Harry R.
                            Sheppard, A. Steve Simi

    2. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF SOME OR ALL OF THE PERSONS LISTED ON THIS PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT OF THE BOARD OF DIRECTORS DATED APRIL 11, 1995. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.

    A majority of said proxies or their substitutes at said meeting or any adjournment or postponement thereof (or if less than a majority be present, the proxy or proxies present) shall have and may exercise all of the powers of all of said proxies hereunder.

    Receipt is acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 11, 1995. The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                                                                            Dated: -----------------, 1995

                                                                                            -----------------------------
                                                                                               Signature of Stockholder

                                                                                            -----------------------------
                                                                                               Signature of Stockholder


SIGNING INSTRUCTIONS  (IMPORTANT):  PLEASE SIGN  EXACTLY  AS YOUR  NAME  APPEARS
HEREON. (EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS SHOULD GIVE FULL TITLE. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME AND THE TITLE OF THE AUTHORIZED OFFICER SIGNING ON BEHALF OF THE CORPORATION.) ALL JOINT OWNERS AND JOINT TRUSTEES SHOULD SIGN.